EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ParkerVision, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: February 9, 2004                      Name:/s/Jeffrey L. Parker
       ----------------                           --------------------

                                             Title: Chief Executive Officer
                                                    -----------------------

Dated: February 9, 2004                      Name:/s/Cynthia Poehlman
      ----------------                            -------------------

                                             Title: Chief Accounting Officer
                                                    ------------------------